EXHIBIT 21.1

WEINGARTEN REALTY INVESTORS
LIST OF SUBSIDIARIES OF THE REGISTRANT

Subsidiary	State of Incorporation

6485 Crescent Drive LP	Delaware
AN/WRI DEVCO #1, Ltd.	Texas
AN/WRI Partnership, Ltd.	Texas
Best in the West Holdings, LLC	Delaware
Brookwood Square Holdings, LLC	Delaware
Chino Hills Holdings, LLC	Delaware
Crowfarn Drive LP	Delaware
Eastex Venture	Texas
El Camino Holdings LLC	Texas
Falls Pointe Holdings, LLC	Delaware
Fenton Market Place Venture	Texas
Flamingo Pines Holdings, LLC	Delaware
Heritage HT #1, LLC	North Carolina
High House Holdings LLC	Delaware
Hollywood Hills Holdings, LLC	Delaware
Jacinto City, Ltd.	Texas
Jackson West Holdings, LLC	Delaware
Las Tiendas Holdings, LLC	Delaware
Main/O.S.T., Ltd.	Texas
Markham West Shopping Center, L.P.	Delaware
Miller Weingarten Realty, LLC	Colorado
Nanocorp, Inc.	Texas
NOBSIL, L.L.C.	Maine
North Towne Plaza JV	Texas
Northcross Holdings, LLC	Delaware
Northwest Hollister Venture	Texas
Outland Center Drive LP	Delaware
Parliament Square Center, Inc.	Texas
Phelan Boulevard Venture	Texas
Pinecrest Plaza Holdings, LLC	Delaware
Rancho San Marcos Holdings, LLC	Delaware
RGC Starr Retail, Ltd.	Texas
Rosenberg, Ltd.	Texas
Roswell Corners Holdings LLC	Delaware
Shary Retail, Ltd.	Texas
Sheldon Center, Ltd.	Texas
Siempre Viva 7 and 8 Holdings, LLC	Delaware
South Loop-Long Wayside Company	Texas
Southside Industrial Way LP	Delaware
SPM/WRI College Station, L.P.	Texas
SPM/WRI Rockwall, L.P.	Texas
Steele Creek Holdings, LLC	Delaware
Strategic Retail Partners, L.L.C.	Delaware
Strategic Retail Partners II, L.L.C.	Delaware
Sugarloaf Holdings, LLC	Delaware
SV Portfolio LP	Delaware
S/W Albuquerque, L.P.	Texas
Utah-WRI Holdings, L.L.C.	Delaware
WB Sub GP, LLC	Delaware

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EXHIBIT 21.1, Continued

Subsidiary	State of Incorporation

Weingarten 1815 S. 10th JV	Texas
Weingarten Aurora Inc.	Colorado
Weingarten Golden State, Inc.	Delaware
Weingarten GS Delaware, Inc.	Delaware
Weingarten GS, Inc.	Texas
Weingarten Herndon Plaza JV	Delaware
Weingarten Hughes Waterford Venture	Texas
Weingarten Las Tiendas JV	Texas
Weingarten Lowry Inc.	Colorado
Weingarten Maya Tropicana, LLC	Delaware
Weingarten Maya Tropicana II, LLC	Delaware
Weingarten Miller Buckingham LLC	Colorado
Weingarten Miller Glenwood Joint Venture	Delaware
Weingarten Miller Glenwood, LLC	Colorado
Weingarten Miller Sheridan LLC	Colorado
Weingarten NAP GP, LLC	Delaware
Weingarten NAP, LP	Delaware
Weingarten Nolana JV	Texas
Weingarten Northcross JV	Texas
Weingarten Nostat, Inc	Texas
Weingarten Realty Management Company	Texas
Weingarten Shary Crossing JV	Texas
Weingarten Shary North JV	Texas
Weingarten Shary South JV	Texas
Weingarten Starr Plaza JV	Texas
Weingarten Tenth-Jackson West JV	Texas
Weingarten Thorncreek Inc.	Colorado
Weingarten/Bridges at Smoky Hill	Texas
Weingarten/Bridges at Smoky Hill II LLC	Delaware
Weingarten/Bridges at Smoky Hill III LLC	Delaware
Weingarten/Finger Venture	Texas
Weingarten/Investments, Inc.	Texas
Weingarten/Lufkin, Inc.	Texas
Weingarten/Maya Tropicana Venture	Nevada
Weingarten/Miller Elizabeth Joint Venture	Texas
Weingarten/Miller/American Fork Joint Venture	Texas
Weingarten/Miller/American Fork LLC	Colorado
Weingarten/Miller/Aurora II LLC	Colorado
Weingarten/Miller/Aurora Joint Venture	Texas
Weingarten/Miller/Englewood LLC	Delaware
Weingarten/Miller/Fiest II Joint Venture	Texas
Weingarten/Miller/Fiest LLC	Delaware
Weingarten/Miller/Green Valley Joint Venture	Texas
Weingarten/Miller/GVR LLC	Colorado
Weingarten/Miller/GVR II LLC	Colorado
Weingarten/Miller/Lowry II LLC	Colorado
Weingarten/Miller/Lowry Joint Venture	Texas
Weingarten/Miller/Thorncreek II LLC	Colorado
Weingarten/Miller/Thorncreek Joint Venture	Texas
Weingarten/Miller/Westminster Joint Venture	Texas
Weingarten/Monvis LLC	Arizona

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EXHIBIT 21.1, Continued

Subsidiary	State of Incorporation

WII Ridgeway, LLC	Delaware
WNI/Tennessee Holdings, Inc.	Delaware
WNI/Tennessee, L.P.	Delaware
WRI-Charleston Commons, LLC	Delaware
WRI-IND GP, LLC	Delaware
WRI-SRP Chatham Crossing, LLC	Delaware
WRI-SRP Cole Park Plaza, LLC	Delaware
WRI-SRP Highlands Ranch, LLC	Delaware
WRI-SRP Hilton Head, LLC	Delaware
WRI-SRP Indian Harbour, LLC	Delaware
WRI-SRP Lake Washington, LLC	Delaware
WRI-SRP Paradise Isle Holdings, LLC	Delaware
WRI-SRP Paradise Isle, LLC	Delaware
WRI-SRP Shoppes of Port Charlotte, LLC	Delaware
WRI-SRP Sunrise West LLC	Delaware
WRI-TC Alafaya Square, LLC	Delaware
WRI-TC East Lake Woodlands, LLC	Delaware
WRI-TC International Drive Value Center, LLC	Delaware
WRI-TC Kendall Corners, LLC	Delaware
WRI-TC Marketplace at Dr. Phillips, LLC	Delaware
WRI-TC Palm Lakes Plaza, LLC	Delaware
WRI-TC South Dade Shopping Center, LLC	Delaware
WRI-URS Clackamas, LLC	Delaware
WRI-URS Meridan, LLC	Delaware
WRI-URS Mukilteo Speedway, LLC	Delaware
WRI-URS Rainier Valley, LLC	Delaware
WRI-URS Raleigh Hills, LLC	Delaware
WRI-URS South Hill, LLC	Delaware
WRI 151 Ingram GP, LLC	Delaware
WRI 151 Ingram LP	Delaware
WRI 1725 Dornoch, LLC	Delaware
WRI 1855 Dornoch, LLC	Delaware
WRI Alliance Riley Venture	Texas
WRI Best in the West, LLC	Delaware
WRI Brookwood Marketplace, LLC	Delaware
WRI Brookwood Square, LLC	Delaware
WRI Camp Creek Marketplace II, LLC	Delaware
WRI Charleston Commons Holdings	Delaware
WRI Cottonwood Holdings, LLC	Delaware
WRI Cottonwood, LLC	Delaware
WRI El Camino, LP	Texas
WRI Fiesta Trails Holdings, LLC	Texas
WRI Fiesta Trails, LP	Texas
WRI Flamingo Pines, LLC	Delaware
WRI Freedom Centre, L.P.	Delaware
WRI Galleria Holdings, LLC	Delaware
WRI Galleria, LLC	Delaware
WRI Gateway Station GP, LLC	Delaware
WRI Gateway Station, LP	Delaware
WRI Golden State, LLC	Delaware
WRI Greenhouse LP	Delaware
WRI GS Partnership, L.P.	Delaware

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EXHIBIT 21.1, Continued

Subsidiary	State of Incorporation

WRI Hopewell, LLC	Delaware
WRI Hughes, LLC	North Carolina
WRI Hughes Surf City LLC	Delaware
WRI Jackson West, LP	Delaware
WRI Johnston Road Plaza, LLC	Delaware
WRI Kennesaw, LLC	Delaware
WRI Laguna Isles, LLC	Delaware
WRI Lakeland LLC	Delaware
WRI Lakeside Marketplace, LLC	Delaware
WRI Las Tiendas, LP	Delaware
WRI LLA Venture	Texas
WRI Marshalls Plaza, LP	Texas
WRI North American Properties, L.P.	Delaware
WRI Northcross, LP	Texas
WRI Northtown II, LP	Texas
WRI Northtown I, LP	Texas
WRI Overton Holdings, LLC	Delaware
WRI Overton Plaza, LP	Texas
WRI Parkland, LLC	Delaware
WRI Pinecrest Plaza, LLC	Delaware
WRI Princeton Lakes, LLC	Delaware
WRI Ravenstone, LLC	Delaware
WRI Regency Centre, LLC	Delaware
WRI River Marketplace, LLC	Delaware
WRI Roswell Corners, LLC	Delaware
WRI Sandy Plains, LLC	Delaware
WRI Seminole Holdings, LLC	Delaware
WRI Seminole II, LLC	Delaware
WRI Seminole Marketplace, LLC	Delaware
WRI Siempre Viva 345, LLC	Delaware
WRI Siempre Viva 7 and 8, LLC	Delaware
WRI Steele Creek, LLC	Delaware
WRI Strom, L.P.	Delaware
WRI Sugarloaf, LLC	Delaware
WRI Thompson Bridge, LLC	Delaware
WRI Trautmann, L.P.	Delaware
WRI Uintah Gardens, LLC	Delaware
WRI Uintah Holdings, LLC	Delaware
WRI University Palms, LLC	Delaware
WRI University Place, LLC	Delaware
WRI West Jordan LLC	Delaware
WRI Westgate Industrial Holdings LLC	Texas
WRI Westgate Industrial LP	Texas
WRIJV, LP	Delaware
WRI/7080 Express Lane, Inc.	Texas
WRI/Atlanta Park-3658, L.P.	Delaware
WRI/Atlanta Park, L.P.	Delaware
WRI/Chino Hills, LLC	Delaware
WRI/Crosby Venture	Texas
WRI/Dickinson Venture	Texas
WRI/Falls Pointe, LLC	Delaware
WRI/High House LLC	Delaware

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EXHIBIT 21.1, Continued

Subsidiary	State of Incorporation

WRI/Hollywood Hills, LLC	Delaware
WRI/Lone Star, Inc.	Texas
WRI/Louisiana Holdings, Inc.	Delaware
WRI/Miller Westminster I LLC	Delaware
WRI/Miller Westminster II LLC	Delaware
WRI/Pavilion, Inc.	Texas
WRI/Pembroke, Ltd.	Texas
WRI/Pitman Corners, Inc.	Texas
WRI/Post Oak, Inc.	Texas
WRI/Raleigh LP	Delaware
WRI/Rancho San Marcos, LLC	Delaware
WRI/Rockwall, Inc.	Texas
WRI/Tamiami Trail, LLC	Delaware
WRI/TEXLA, LLC	Louisiana
WRI/Utah Properties, L.P.	Delaware
WT Florida Ventures, LLC	Delaware